                                                                                                                                    1 0

Please complete in typescript,                               First directors and secretary and intended situation of registered
or in bold black capitals.                                   office

Notes on completion appear on final page
                                                             3904203

               *F0100F10*                 Company            FORAY 1277 LIMITED
with effect from 18 February 2000 this    Name in full
company was renamed Renewable Trading
Limited

                                 Proposed Registered Office  115 COLMORE ROW

                  (PO Box numbers only, are not acceptable)

                                                  Post town  BIRMINGHAM

                                              County/Region  WEST MIDLANDS                                Postcode  B3 3AL

If the memorandum is delivered by an agent for the
subscriber(s) of the memorandum mark the box opposite           X

                                               Agent's Name  EVERSHEDS

                                                    Address  115 COLMORE ROW

                                                  Post town  BIRMINGHAM

                                              County/Region  WEST MIDLANDS                                Postcode  B3 3AL

Number of continuation sheets attached.

Please give the name, address, telephone                     Eversheds
number, and if available, a DX number and                    115 Colmore Row, Birmingham B3 3AL
Exchange of the person Companies House                       jlc/jf - 106599                        Tel 0121 232 1000
should contact if there is any query.                        DX number DX: 13004                    DX exchange BIRMINGHAM 1

                                                             When you have completed and signed the form please send it to the
                                                             Registrar of Companies at:
                                                             Companies House, Crown Way, Cardiff, CF4 3UZ
                                                             for companies registered in England and Wales        DX 33050 Cardiff
                                                             or
                                                             Companies House, 37 Castle Terrace, Edinburgh, EH1 2EB
                                                             for companies registered in Scotland                 DX 235 Edinburgh

Company Secretary  (see notes 1-5)

                                               Company Name  FORAY 1277 LIMITED

*Voluntary details                  NAME                                                        *Honours etc.
                                               *Style/Title

                                                Forename(s)  JOANNA LINDSEY

                                                    Surname  CLARKE

                                       Previous forename(s)

                                        Previous surname(s)

                          Address                            10 GORDON ROAD, HARBORNE

Usual residential address
For a corporation, give the registered
or principal office address                           Post   BIRMINGHAM
town

                                              County/Region  WEST MIDLANDS                                Postcode  B17 9HB

                                                    Country  ENGLAND
                                                             I consent to act as secretary of the company named on page 1
                                          Consent signature  Joanna Clarke                                      Date  5/1/2000

Directors  (see notes 1-5)
Please list directors in alphabetical order.

*Voluntary details                  NAME                                                        *Honours etc.
                                               *Style/Title

                                                Forename(s)  JACQUELINE

                                                    Surname  FISHER

                                       Previous forename(s)

                                        Previous surname(s)

                          Address                            926 KINGSTANDING ROAD

Usual residential address
For a corporation, give the registered
or principal office address                           Post   BIRMINGHAM
town

                                              County/Region  WEST MIDLANDS                                Postcode  B44 9NG

                                                    Country  ENGLAND

                                                               Day       Month      Year
                                              Date of birth     07        03         52          Nationality       BRITISH

                                        Business occupation  SECRETARY

                                        Other directorships  NONE

                                                             I consent to act as director of the company named on page 1
                                          Consent signature  J Fisher                                       Date      5/1/2000

Directors  (see notes 1-5)
Please list directors in alphabetical order.

*Voluntary details                  NAME                                                        *Honours etc.
                                               *Style/Title

                                                Forename(s)  JOANNA LINDSEY

                                                    Surname  CLARKE

                                       Previous forename(s)

                                        Previous surname(s)

                          Address                            10 GORDON ROAD, HARBORNE

Usual residential address
For a corporation, give the registered
or principal office address                           Post   BIRMINGHAM
town

                                              County/Region  WEST MIDLANDS                                Postcode  B17 9HB

                                                    Country  ENGLAND

                                                               Day       Month      Year
                                              Date of birth     17        05         71          Nationality       BRITISH

                                        Business occupation  SOLICITOR

                                        Other directorships  NONE

                                                             I consent to act as director of the company named on page 1
                                          Consent signature  Joanna Clarke                                  Date      5/1/2000

This section must be signed by

                                                     Signed  Eversheds                                     Date     5/1/2000
Either
an agent on behalf
of all subscribers

                                                                                                           Date
Or the subscribers                                   Signed
(i.e. those who signed as
members on the
memorandum of association).                          Signed                                                Date

                                                     Signed                                                Date

                                                     Signed                                                Date

                                                     Signed                                                Date

                                                     Signed                                                Date

Notes

1.       Show for an individual the full forename(s) NOT INITIALS and surname together with any previous forename(s) or surname(s).

     If the director or secretary is a corporation or Scottish firm - show the corporate or firm name on the surname line.

     Give previous forename(s) or surname(s) except that:

-        for a married woman, the name by which she was known before marriage need not be given,
-        names not used since the age of 18 or for at least 20 years need not be given.

      A peer, or an individual known by a title, may state the title instead of or in addition to the forename(s) and surname and need not give the name by which that person was known before he or she adopted the title or succeeded to it.

      Address:

      Give the usual residential address.

      In the case of a corporation or Scottish firm give the registered or principal office.

      Subscribers:

      The form must be signed personally either by the subscriber(s) or by a person or persons authorised to sign on behalf of the subscriber(s).

2.       Directors known by another description:

      -A director includes any person who occupies that position even if called by a different name, for example, governor, member of council.

3.    Director's details:

      Show for each individual director the director's date of birth, business occupation and nationality.

      The date of birth must be given for every individual director.

4.    Other directorships:

      -Give the name of every company of which the person concerned is a director or has been a director at any time in the past 5 years.  You may exclude a company which either is or at all times during the past 5 years, when the person was a director, was:

      -dormant,

      -a parent company which wholly owned the company making the return,

      -a wholly owned subsidiary of the company making the return, or

      -another wholly owned subsidiary of the same parent company.

      If there is insufficient space on the form for other directorships you may use a separate sheet of papers, which should include the company's number and the full name of the director.

      5.   Use Form 10 continuation sheets or photocopies of page 2 to provide details of joint secretaries or additional directors and include the company's' number.